AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG IPC
    INFORMATION SYSTEMS, INC., AS PARENT BORROWER, IPC FUNDING CORP., AS SUB BORROWER, IPC COMMUNICATIONS, INC., AS A LOAN PARTY, THE LENDERS SIGNATORY
  THERETO, AS LENDERS, GENERAL ELECTRIC CAPITAL CORPORATION, AS ISSUING BANK,
   COLLATERAL AGENT, ADMINISTRATIVE AGENT AND LENDER AND FIRST UNION CAPITAL
                      MARKETS, INC., AS DOCUMENTATION AGENT

                  This Amendment No. 1 to Amended and Restated Credit Agreement, dated as of July 1, 1999 (this "Amendment"), is entered into by and among IPC Information Systems, Inc., a Delaware corporation (the "Parent Borrower"); IPC Funding Corp., a Delaware corporation (the "Sub Borrower"); IPC Communications, Inc., a Delaware corporation ("Holdings"), as a Loan Party; General Electric Capital Corporation, as Lender, and as Agent for Lenders; and the other Lenders.

                                    RECITALS

         A. Borrowers, Holdings, Agent, Lenders and First Union Capital Markets, Inc., as Documentation Agent, are parties to that certain Amended and Restated Credit Agreement, dated as of June 21, 1999 (the "Credit Agreement").

         B. Borrowers, Holdings, Agent and Lenders are desirous of amending
Section 5.02(g) of the Credit Agreement, as and to the extent set forth in this Amendment.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Holdings, Agent and Lenders hereby agree as follows:

                  1. DEFINITIONS. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

                  2. AMENDMENT.

                  2.1 Section 5.02(g) of the Credit Agreement is hereby amended by deleting the words "twelve percent (12%)" in clause (D) and replacing them with the following "twelve and three tenths percent (12.3%)(fourteen and one tenth percent (14.1%) before giving effect to the initial public offering by IXnet Holdings contemplated by clause (C), immediately preceding)".

                  3. CONDITION PRECEDENT TO AMENDMENT. The amendment contemplated by Section 2 hereof is subject to the satisfaction of the following condition precedent:

                  3.1 AMENDMENT. This Amendment shall have been duly executed and delivered by each of Borrowers, Holdings, Agent and Required Lenders.


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                  4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT AND OTHER
LOAN AGREEMENTS.

                  4.1 Except as specifically amended in Section 2 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

                  4.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically amended in Section 2 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

                  5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  6. COSTS AND EXPENSES. As provided in Section 8.04 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees).

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                  8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                                      [Signature Pages Follow]

         IN WITNESS WHEREOF, this Amendment No. 1 to Amended and Restated Credit Agreement has been duly executed as of the date first written above.

IPC INFORMATION SYSTEMS, INC.,
as Parent Borrower

By: /s/ Brian L. Reach
    --------------------------

Title:  Vice President
    --------------------------




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IPC FUNDING CORP.,
as Sub Borrower

By:    /s/ Brian L. Reach
    --------------------------

Title:  Vice President
    --------------------------








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IPC COMMUNICATIONS, INC.,
as a Loan Party1


By: /s/ Brian L. Reach
    -------------------------

Title:  Vice President
    -------------------------



--------
      Not as a Borrower, but for purposes of the other provisions of this Agreement








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GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and
Lender



By: /s/ Michael Lustbader
    -------------------------

Title: Duly Authorized Signatory
       -------------------------

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrative Agent, Collateral Agent and Issuing Bank


By: /s/ Michael Lustbader
    ----------------------------

Title: Duly Authorized Signatory
       -------------------------




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FIRST UNION NATIONAL BANK, as a Lender



By: /s/ Magregor Hyde
    ------------------------

Title: Vice President
      ----------------------

BNY FINANCIAL CORPORATION, as a Lender



 BY: /s/ Robert Nuipkens
     ------------------------

Title:  Vice President
      -----------------------